UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

July 2, 2013

Date of Report (Date of earliest event reported)

PRESS VENTURES, INC.

(Exact Name of Registrant as Specified in Charter)

Nevada	000-54628	39-2077493
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

542 Syndicate Ave South

Thunder Bay, Canada, P7E 1E7

(Address of principal executive offices)

(905) 362-9389

Registrant’s telephone number, including area code

N/A

(Former Address of principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 4 - MATTERS RELATED TO ACCOUNTANTS AND FINANCIAL STATEMENTS

Item 4.01.  Changes in Registrant’s Certifying Accountant.

(a) Previous independent registered public accounting firm

(i) On July 2, 2013, LBB & Associates Ltd., LLP (the “Former Accountant”) resigned as the independent registered public accounting firm of Press Ventures, Inc. (the Company").

(ii) The reports of the Former Accountant on the Company’s financial statements as of and for the fiscal years ended October 31, 2012 and 2011 contained no adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principle except to indicate that there was substantial doubt about the Company’s ability to continue as a going concern.

(iii) The Company’s Board of Directors participated in and approved the decision to change independent registered public accounting firms pursuant to the Former Accountant's resignation.

(iv) During the Company’s two most recent fiscal years, and the interim period from November 1, 2012 through July 2, 2013, the date of resignation (the “Interim Period”), (i) there were no disagreements with the Former Accountant on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of the Former Accountant would have caused it to make reference to such disagreement in its reports; and (ii) there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

(v) The Company has provided the Former Accountant with a copy of the foregoing disclosures and requested that the Former Accountant furnish the Company with a letter addressed to the SEC stating whether or not it agrees with the above statements.  A copy of such letter is filed as Exhibit 16.1 to this Current Report on Form 8-K.

(b)  New independent registered public accounting firm

(i) On July 2, 2013, the Board of Directors of the Company engaged Goldman Accounting Services CPA, PLLC (the “New Accountant”) as its independent registered public accounting firm to audit the Company’s financial statements for the Company’s current fiscal year.

(ii) During the Company’s two most recent fiscal year and through the Interim Period, the Company (a) has not engaged the New Accountant as either the principal accountant to audit the Company’s financial statements, or as an independent accountant to audit a significant subsidiary of the Company and on whom the principal accountant is expected to express reliance in its report; and (b) has not consulted with the New Accountant regarding (i) the application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and no written report or oral advice was provided to the Company by the New Accountant concluding there was an important factor to be considered by the Company in reaching a decision as to an accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K or a reportable event, as that term is described in Item 304(a)(1)(v) of Regulation S-K.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01  Financial Statements and Exhibits.

Exhibit No.	Exhibit Description

16.1	Letter of LBB & Associates Ltd., LLP

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 5, 2013	PRESS VENTURES, INC.

By: /s/ Wilson A. Garduque
Wilson A. Garduque
Chief Executive Officer

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